                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Fred A. Seigel, John D. Sanford and Todd M. DuChene, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of ProcureNet, Inc. Inc. ("ProcureNet"), the Registration Statement of ProcureNet on Form S-1 (the "Registration Statement"), for the registration of shares of newly issued common stock of ProcureNet, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable ProcureNet to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

/s/ REUVEN BATTAT                                                        Date: July 28, 2000
--------------------------------------------
Reuven Battat

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Reuven Battat, Fred A. Seigel and Todd M. DuChene, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of ProcureNet, Inc. Inc. ("ProcureNet"), the Registration Statement of ProcureNet on Form S-1 (the "Registration Statement"), for the registration of shares of newly issued common stock of ProcureNet, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable ProcureNet to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

/s/ JOHN D. SANFORD                                                      Date: July 28, 2000
--------------------------------------------
John D. Sanford

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Reuven Battat, Fred A. Seigel, John D. Sanford and
Todd M. DuChene, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of ProcureNet, Inc. Inc. ("ProcureNet"), the Registration Statement of ProcureNet on Form S-1 (the "Registration Statement"), for the registration of shares of newly issued common stock of ProcureNet, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable ProcureNet to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

/s/ PAUL M. MONTRONE                                                     Date: July 28, 2000
--------------------------------------------
Paul M. Montrone

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Reuven Battat, Fred A. Seigel, John D. Sanford and
Todd M. DuChene, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of ProcureNet, Inc. Inc. ("ProcureNet"), the Registration Statement of ProcureNet on Form S-1 (the "Registration Statement"), for the registration of shares of newly issued common stock of ProcureNet, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable ProcureNet to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

/s/ PAUL M. MEISTER                                                      Date: July 28, 2000
--------------------------------------------
Paul M. Meister

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Reuven Battat, Fred A. Seigel, John D. Sanford and
Todd M. DuChene, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of ProcureNet, Inc. Inc. ("ProcureNet"), the Registration Statement of ProcureNet on Form S-1 (the "Registration Statement"), for the registration of shares of newly issued common stock of ProcureNet, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable ProcureNet to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

/s/ PHILIP E. BEEKMAN                                                    Date: July 28, 2000
--------------------------------------------
Philip E. Beekman

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Reuven Battat, Fred A. Seigel, John D. Sanford and
Todd M. DuChene, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of ProcureNet, Inc. Inc. ("ProcureNet"), the Registration Statement of ProcureNet on Form S-1 (the "Registration Statement"), for the registration of shares of newly issued common stock of ProcureNet, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable ProcureNet to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

/s/ ANTHONY J. DINOVI                                                    Date: July 28, 2000
--------------------------------------------
Anthony J. DiNovi

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Reuven Battat, Fred A. Seigel, John D. Sanford and
Todd M. DuChene, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of ProcureNet, Inc. Inc. ("ProcureNet"), the Registration Statement of ProcureNet on Form S-1 (the "Registration Statement"), for the registration of shares of newly issued common stock of ProcureNet, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable ProcureNet to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

/s/ SCOTT M. SPERLING                                                    Date: July 28, 2000
--------------------------------------------
Scott M. Sperling

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Reuven Battat, John D. Sanford and Todd M. DuChene, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of ProcureNet, Inc. Inc. ("ProcureNet"), the Registration Statement of ProcureNet on Form S-1 (the "Registration Statement"), for the registration of shares of newly issued common stock of ProcureNet, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable ProcureNet to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

/s/ FRED A. SEIGEL                                                       Date: July 28, 2000
--------------------------------------------
Fred A. Seigel

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Reuven Battat, Fred A. Seigel and John D. Sanford, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of ProcureNet, Inc. Inc. ("ProcureNet"), the Registration Statement of ProcureNet on Form S-1 (the "Registration Statement"), for the registration of shares of newly issued common stock of ProcureNet, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable ProcureNet to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

/s/ TODD M. DUCHENE                                                      Date: July 28, 2000
--------------------------------------------
Todd M. DuChene